CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER,
              CHIEF FINANCIAL OFFICER AND CHIEF ACCOUNTING OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Tarpon Industries, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), we, James W. Bradshaw, Chief Executive Officer of the Company, and J. Stanley Baumgartner, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   the information  contained in the Periodic Report fairly presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.



Dated:  November 14, 2006
                                             /s/ James W. Bradshaw
                                             ---------------------------------
                                             James W. Bradshaw
                                             Chief Executive Officer


Dated:  November 14, 2006                   /s/ J. Stanley Baumgartner, Jr.
                                            ----------------------------------
                                            J. Stanley Baumgartner, Jr.
                                            Chief Financial Officer